Cash and Cash Equivalents - Schedule of Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Schedule of Cash and Cash Equivalents [Abstract]
Cash at bank	$ 2,843	$ 854
Short-term bank deposits	2,066	3,247
Total cash and cash equivalent	4,909	4,101
Including cash held per commitment to EIB – see Note 10	$ 410	$ 364